Exhibit 99.2

Simmons First National Corporation Nasdaq: SFNC 1st Quarter 2024 Earnings Presentation Contents 3 Company Profile 4 1Q24 Financial Highlights 11 Deposits, Securities, Liquidity, Interest Rate Sensitivity and Capital 17 Loan Portfolio 22 Credit Quality 28 Appendix

Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements. Certain statements by Simmons First National Corporation (the “Company”, which where appropriate includes the Company’s wholly-owned banking subsidiary, Simmons Bank) contained in this presentation may not be based on historical facts and should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “foresee,“ “indicate,” “plan,” “potential,” “project,” “target,” “may,” “might,” “will,” “would,” “could,“ “should,” “likely” or “intend,” future or conditional verb tenses, and variations or negatives of such terms or by similar expressions. These forward-looking statements include, without limitation, statements relating to the Company’s future growth; business strategies; product development; revenue; expenses (including interest expense and non-interest expenses); assets; loan demand (including loan growth, loan capacity, and other lending activity); deposit levels; asset quality; profitability; earnings; critical accounting policies; accretion; net interest margin; noninterest income; the Company’s common stock repurchase program; adequacy of the allowance for credit losses; income tax deductions; credit quality; level of credit losses from lending commitments; net interest revenue; interest rate sensitivity (including, among other things, the potential impact of rising rates); loan loss experience; liquidity; capital resources; future economic conditions and market risk; interest rates; the expected benefits, milestones, timelines, and costs associated with the Company’s merger and acquisition strategy and activity; the Company’s ability to recruit and retain key employees; increases in, and cash flows associated with, the Company’s securities portfolio; legal and regulatory limitations and compliance and competition; anticipated loan principal reductions; plans for investments in and cash flows from securities; estimated earn back periods; projections regarding securities investments and maturities thereof; estimates of future swap income set forth on slide 8; the interest rate sensitivity estimates and projections noted on slide 15; and dividends. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in or implied by such forward-looking statements due to a variety of factors. These factors include, but are not limited to, changes in the Company’s operating or expansion strategy; the availability of and costs associated with obtaining adequate and timely sources of liquidity; the ability to maintain credit quality; changes in general market and economic conditions; increased unemployment; labor shortages; possible adverse rulings, judgments, settlements and other outcomes of pending or future litigation; the ability of the Company to collect amounts due under loan agreements; changes in consumer preferences and loan demand; the effectiveness of the Company’s interest rate risk management strategies; laws and regulations affecting financial institutions in general or relating to taxes; the effect of pending or future legislation; the ability of the Company to repurchase its common stock on favorable terms; the ability of the Company to successfully manage and implement its acquisition strategy and integrate acquired institutions; difficulties and delays in integrating an acquired business or fully realizing cost savings and other benefits of mergers and acquisitions; changes in interest rates, deposit flows, real estate values, and capital markets; increased inflation; customer acceptance of the Company’s products and services; changes or disruptions in technology and IT systems (including cyber threats, attacks and events); changes in accounting principles relating to loan loss recognition (current expected credit losses, or CECL); the benefits associated with the Company’s early retirement program; political crises, war, and other military conflicts (including the ongoing military conflicts between Russia and Ukraine and between Israel and Hamas) or other major events, or the prospect of these events; increased competition; changes in governmental policies; loss of key employees; the soundness of other financial institutions and any indirect exposure related to the closings of other financial institutions and their impact on the broader market through other customers, suppliers and partners, or that the conditions which resulted in the liquidity concerns experienced by closed financial institutions may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships; increased delinquency and foreclosure rates on commercial real estate loans; and other risk factors. Other relevant risk factors may be detailed from time to time in the Company’s press releases and filings with the U.S. Securities and Exchange Commission, including, without limitation, the Company’s Form 10-K for the year ended December 31, 2023. In addition, there can be no guarantee that the board of directors (“Board”) of the Company will approve a quarterly dividend in future quarters, and the timing, payment, and amount of future dividends (if any) is subject to, among other things, the discretion of the Board and may differ significantly from past dividends. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this presentation. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Non-GAAP Financial Measures. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance and capital adequacy. These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax-exempt, as well as exclude from net income (including on a per share diluted basis), pre-tax, pre-provision earnings, net charge-offs, income available to common shareholders, non-interest income, and non-interest expense certain income and expense items attributable to, for example, merger activity (primarily including merger-related expenses), gains and/or losses on sale of branches, net branch right-sizing initiatives, FDIC special assessment charges and gain/loss on the sale of AFS investment securities. The Company has updated its calculation of certain non-GAAP financial measures to exclude the impact of gains or losses on the sale of AFS investment securities in light of the impact of the Company’s strategic AFS investment securities transactions during the fourth quarter of 2023, and has presented past periods on a comparable basis. In addition, the Company also presents certain figures based on tangible common stockholders’ equity, tangible assets and tangible book value, which exclude goodwill and other intangible assets, and presents certain other figures to include the effect that accumulated other comprehensive income could have on the Company’s capital levels . The Company further presents certain figures that are exclusive of the impact of deposits and/or loans acquired through acquisitions, mortgage warehouse loans, and/or energy loans, or gains and/or losses on the sale of securities. The Company’s management believes that these non-GAAP financial measures are useful to investors because they, among other things, present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, present the Company’s capital inclusive of the potential impact of AOCI (primarily comprised of unrealized losses on securities), as well as normalize for tax effects and certain other effects. Management, therefore, believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s ongoing businesses, and management uses these non-GAAP financial measures to assess the performance of the Company’s ongoing businesses as related to prior financial periods. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation. 2

Simmons First National Corporation A Mid-South based financial holding company serving our customers and the communities where we work and live since 1903 CONSECUTIVE YEARS 115 PAYING DIVIDENDS3 121 YEARS OF SERVICE 233 FINANCIAL CENTERS ACROSS SIX STATES Figures presented on this slide are as of March 31, 2024, unless otherwise noted 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation 2 Based on April 12, 2024, closing stock price of $18.13 and projected annualized dividend rate of $0.84 per share 3 The future payment of dividends is not guaranteed and is subject to various factors, including approval by the Company’s board of directors Company Overview $27.4 $22.4 BILLION BILLION TOTAL ASSETS TOTAL DEPOSITS $8.4 $17.0 BILLION BILLION ASSETS UNDER TOTAL LOANS MANAGEMENT/ ADMINISTRATION 14.4% 7.8% TOTAL RBC TCE RATIO1 RATIO 4.6% 76% DIVIDEND YIELD2 LOAN TO DEPOSIT RATIO 1.34% 213% ACL TO TOTAL NPL COVERAGE LOANS RATIO Forbes 2023 WORLD’S BEST BANKS Forbes 2023 AMERICA’S BEST MIDSIZE EMPLOYERS AMERICA’S BEST-IN-STATE EMPLOYERS MISSOURI Forbes 2023 WINNER POWERED BY STATISTA POWERED BY STATISTA POWERED BY STATISTA

Simmons First National Corporation 1Q24 Financial Highlights

1Q24 Highlights First quarter results Total loans up 4% on a linked quarter annualized basis Total deposits up 2% on a linked quarter annualized basis 21% decrease in average other borrowings vs 4Q23 NIM relatively stable at 2.66% Maintained robust capital and liquidity positions Credit quality remains sound • 11 bps of net charge-offs associated with run-off portfolio3 and certain recently acquired loans • ACL ratio at 1.34% • Provision for credit losses on loans exceeded net charge-offs by $2.1 million First quarter key adjusted items Recorded a $1.6 million FDIC special assessment Reported Adjusted1 Net income $38.9M $40.4M EPS (diluted) $0.31 $0.32 Revenue $195.1M $195.1M PPNR2 $55.2M $57.2M NIM 2.66% NCO ratio 0.19% 1 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliation 2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information 3 “Run-off portfolio” consists of small ticket equipment finance and acquired asset based lending portfolios. See pages 23, 24 and 27 for more information 5

Balance Sheet Highlights

				1Q24 vs 4Q23		1Q24 vs 1Q23	
$ in millions, except per share data	1Q24	4Q23	1Q23	$ Change	% Change	$ Change	% Change
Period End Balances							
Total loans	$17,001.8	$16,845.7	$16,555.1	$156.1	1 %	$446.7	3 %
Investment securities	6,734.8	6,878.4	7,521.4	(143.6)	(2)	(786.6)	(10)
Total assets	27,372.2	27,345.7	27,583.4	26.5	-	(211.3)	(1)
Total deposits	22,353.0	22,245.0	22,451.8	108.0	-	(98.8)	-
Borrowed funds	1,296.8	1,406.5	1,532.7	(109.7)	(8)	(235.9)	(15)
Total stockholders' equity	3,439.1	3,426.5	3,339.9	12.6	-	99.2	3
Average Balances							
Total loans	$16,900.5	$16,793.2	$16,329.8	$107.3	1 %	$570.7	3 %
Investment securities	6,797.8	6,965.8	7,555.6	(168.0)	(2)	(757.8)	(10)
Total assets	27,259.4	27,370.8	27,488.7	(111.4)	-	(229.3)	(1)
Total deposits	22,234.6	22,104.6	22,520.4	130.0	1	(285.8)	(1)
Borrowed funds	1,293.6	1,644.5	1,302.5	(350.9)	(21)	(8.9)	(1)
Total stockholders' equity	3,447.0	3,336.2	3,370.7	110.8	3	76.4	2
Select Other Data							
Equity to assets	12.56 %	12.53 %	12.11 %				
Tangible common equity to tangible assets[1]	7.75	7.69	7.25				
Book value per share	$27.42	$27.37	$26.24	$0.05	- %	$1.18	4 %
Tangible book value per share[1]	16.02	15.92	14.88	0.10	1	1.14	8
Allowance for credit losses to total loans	1.34 %	1.34 %	1.25 %				
Nonperforming loan coverage ratio	212	267	324				

1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation

6

Income Summary 1Q24 Adjusted 1Q24 vs Adjusted $ in millions, except per share data Reported 1 4Q23 1Q23 Adjusted Net interest income $151.9 $151.9 $ (3.7) (2) % $ (25.9) (15) % Noninterest income 43.2 43.2 1.0 2 (2.7) (6) Total revenue 195.1 195.1 (2.7) (1) (28.6) (13) Noninterest expense 139.9 137.9 5.1 4 (3.0) (2) 2 55.2 57.2 (7.9) (12) (25.6) (31) Pre-provision net revenue Provision for credit losses on loans 10.2 10.2 (1.0) (9) (0.7) (7) Provision for credit losses on investment securities - - 1.2 (100) (13.3) (100) Provision for income taxes 6.1 6.7 1.8 38 (4.6) (41) Earnings $ 38.9 $ 40.4 $ (9.9) (20) % $ (7.0) (15) % Diluted EPS $ 0.31 $ 0.32 $(0.08) (20) % $(0.05) (14) % Totals may not foot due to rounding 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation 2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information 7

Net Interest Income and Margin (FTE)

Net Interest Income and Margin
$ in millions; FTE



$184.1
$169.3
$159.9
$162.1
$158.3
1Q23
2Q23
3Q23
4Q23
1Q24
NIM 3.09%
2.76%
2.61%
2.68%
2.66%

Net Interest Income Evolution
$ in millions; FTE



$162.1
($1.0)
$(8.1)
$5.2
$158.3
4Q23
Δ in Interest Income
Δ in Interest Expense - Deposits
Δ in Interest Expense - Borrowings
1Q24

Select Yields/Rates
FTE (%)



5.67
5.89
6.08
6.20
6.24
4.29
5.31
5.60
5.79
5.85
2.91
3.08
3.67
3.76
2.92
1.58
1.96
2.37
2.58
2.75
1Q23
2Q23
3Q23
4Q23
1Q24
Loan Yield (FTE)
Securities (FTE)
Cost of Deposits
Other Borrowings

Estimated Future Swap Income[1]
$ in millions; Based on Forward Fed Funds rates



Assumed Average Effective Fed Funds Rate
5.32%
5.11%
4.87%
4.58%
4.34%
$10.4
$10.1
$9.4
$8.5
$8.1
2Q24
3Q24
4Q24
1Q25
2Q25

Highlights

- Net interest income (FTE) declined $3.8 million, or 2 percent, from 4Q23.
- NIM relatively stable at 2.66 percent, down 2 bps from 4Q23
- NIM impacted by continued deposit migration, albeit at a lesser pace, and lower day count, partially offset by a decrease in other borrowings cost.
- Asset portion of the balance sheet (1Q24 vs 4Q23)
  - **+4 bps** increase on yield on loans
  - **+9 bps** increase on yield on securities
  - **+7 bps** increase on yield on earnings assets
  - **2%** decrease in average securities
- Liability portion of balance sheet (1Q24 vs 4Q23)
  - **+17 bps** increase in cost of deposits
  - **21%** decrease in average other borrowings
- Remaining balance of purchase accounting accretion at 3/31/24 was $12.1 million

FTE – Fully taxable equivalent using an effective tax rate of 26.135%
Totals may not foot due to rounding
1 Estimated swap income based on projected forward effective fed funds rates as of April 3, 2024. Does not include potential impact of hedge ineffectiveness that is recorded in interest income. Under the terms of the swap agreement, the Company receives Effective Fed Funds rate and pays a fixed rate of approximately 1.21%

8

Noninterest Income

$ in millions	1Q24 Reported	1Q24 Adjusted[1]	Adjusted 1Q24 vs Adjusted 4Q23		Adjusted 1Q24 vs Adjusted 1Q23	
Service charges on deposit accounts	$ 12.0	$ 12.0	$(0.8)	(6) %	$(0.5)	(4) %
Wealth management fees	7.5	7.5	(0.2)	(3)	0.1	2
Debit and credit card fees	8.2	8.2	0.4	5	0.3	4
Mortgage lending income	2.3	2.3	0.7	45	0.8	48
Bank owned life insurance	3.8	3.8	0.7	23	0.8	28
Other service charges and fees	2.2	2.2	(0.1)	(6)	(0.1)	(4)
Other	7.2	7.2	0.3	4	(0.1)	(1)
	43.2	43.2	1.0	2	1.3	3
Legal reserve recapture	-	-	-	-	(4.0)	(100)
Total noninterest income	**$ 43.2**	**$ 43.2**	**$ 1.0**	**2 %**	**$(2.7)**	**(6) %**

Highlights

- Adjusted noninterest income[1] in 1Q24 up 2 percent on a linked quarter basis
- Increased activity in debit and credit card fees and mortgage lending income more than offset normal first quarter seasonality related to service charges on deposit accounts
- Increase in bank owned life insurance due to higher earnings credit rate

Adjusted Total Revenue Per Employee (FTE)[1]
($ in thousands)



$70.1
$68.0
$65.3
$65.8
$65.3
1Q23
2Q23
3Q23
4Q23
1Q24

Adjusted Noninterest Income to Adjusted Total Revenue[1]



20.5%
21.8%
21.8%
21.3%
22.1%
1Q23
2Q23
3Q23
4Q23
1Q24

Adjusted Noninterest Income Per Employee (FTE)[1]
($ in thousands)



$14.4
$14.8
$14.2
$14.0
$14.5
1Q23
2Q23
3Q23
4Q23
1Q24

Totals may not foot due to rounding NA – not meaningful FTE – Full-time equivalent
1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation

9

Noninterest Expense 1Q24 Adjusted 1Q24 vs Adjusted Highlights $ in millions Reported Adjusted1 4Q23 1Q23 Adjusted noninterest expense1 in 1Q24 was up 4 percent on a linked quarter Salaries and employee benefit $ 72.7 $ 72.4 $ 6.5 10% $(4.6) (6) % basis reflecting normal seasonality in salaries and employee benefits Occupancy expense, net 12.3 12.1 0.5 40.7 6 Disciplined expense management given inflationary pressures with adjusted Furniture and equipment 5.1 5.1 (0.3) (6) 0.1 2 1Q24 noninterest expense as a percentage of average assets1 at 2.03 Deposit insurance 7.1 5.6 0.9 19 0.7 14 percent OREO and foreclosure expense 0.2 0.2 — (5) —(4) FDIC special assessment of $1.6 million recorded in 1Q24 Other 42.5 42.4 (2.4) (5) 0.2 — Headcount down more than 6 percent vs a year ago Total noninterest expense $139.9 $137.9 $ 5.1 4% $(3.0) (2) % Adjusted Noninterest Expense as a Adjusted Efficiency Ratio1 Employees (FTE) # of Financial Centers Percentage of Total Average Assets1 66.4% 3,189 62.9% 3,066 2.08% 61.3% 61.9% 234 2.03% 3,005 3,007 2,989 233 1.96% 59.4% 232 1.92% 231 231 1.87% 1Q23 2Q23 3Q23 4Q23 1Q24 1Q23 2Q23 3Q23 4Q23 1Q24 1Q23 2Q23 3Q23 4Q23 1Q24 1Q23 2Q23 3Q23 4Q23 1Q24 Note: 765327 Numbers may -003 not add due to rounding 23Apr24 NM – not meaningful 15:23 FTE – full-time equivalentPage 1 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation 10

Simmons First National Corporation Deposits, Securities, Liquidity, Interest Rate Sensitivity and Capital

Deposits: Linked quarter increase driven by growth in interest bearing transaction accounts[1]

Deposit Mix
$ in billions



$22.5
$22.5
$22.2
$22.2
$22.4
$3.0
$3.2
$3.3
$2.9
$3.0
$3.4
$3.8
$4.1
$4.3
$4.3
$10.6
$10.2
$9.9
$10.3
$10.3
$5.5
$5.3
$5.0
$4.8
$4.7
1Q23
2Q23
3Q23
4Q23
1Q24
Noninterest Bearing
Interest Bearing Transactions
Time Deposits
Brokered Deposits

Conservative Deposit Base
$ in billions as of March 31, 2024



$22.4
$4.7
$3.0
$14.7
Uninsured, Non-Collateralized Deposits[2]
Collateralized Deposits[2]
FDIC Insured[2]
More than 79% of deposits are FDIC insured or are collateralized deposits
Deposit Composition

Linked Quarter Deposit Change
$ in millions



Total Deposits
$108
Noninterest Bearing Transaction Accounts
$(103)
Interest Bearing Transaction Accounts (MM and savings)
$39
Time Deposits
$49
Brokered Deposits (MM & CDs)
$123

Evolution of Funding Rates



50% deposit beta during this cycle[3]
Interest Bearing Deposits
Cost of Deposits
Avg Fed Funds Rate
0.47%
0.65%
1.02%
1.41%
1.58%
1.96%
2.10%
2.20%
2.37%
2.57%
2.58%
2.75%
3.06%
3.31%
3.48%
3.65%
4.52%
4.99%
5.26%
5.33%
5.33%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

Source: Average Fed Funds rate based on data from www.macrotrends.net

1 Linked quarter growth is 1Q24 vs 4Q23

2 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation. Collateralized deposits represent collateralized deposits less the portion that is FDIC insured

3 Deposit beta calculated as change in cost of deposits from 1Q22 to 1Q24 divided by the change in quarterly average Federal Funds Effective rate for 1Q22 vs 1Q24

12

Securities Portfolio: Utilize cash flows to fund loan growth and/or reduce wholesale funding

Securities Portfolio by Type

At March 31, 2024



8%
41%
44%
7%
Treasury/Agency
States and Political Subdivisions
MBS/CMO
Corporate & Other

Highlights

- **~$130 million** of projected securities principal maturities per quarter[3]
- Average securities to total earning assets of 28% at 3/31/24 compared to 39% at 12/31/21
- Continuing to utilize cash flows from securities portfolio to fund loan growth and/or paydown wholesale funding. Continuing to evaluate targeted bond sales based on prevailing market conditions as part of overall balance sheet optimization strategy

Securities Portfolio Bond Ratings[2]

$ in millions

At March 31, 2024	HTM	AFS
U.S. Guaranteed/GSE	$1,595	$1,918
Aaa/AAA	478	314
Aa/AA	1,158	515
A	301	84
Baa/BBB	158	182
Not Rated	17	15
Total	$3,707	$3,028
Fair value	$3,049	$3,028

Securities Portfolio Summary

At March 31, 2024	Yield (FTE)[1]		Effective Duration	
	HTM	AFS	HTM	AFS
Fixed Rate				
Municipal	3.27%	3.26%	13.31	13.46
MBS/CMO	3.03	1.41	5.98	4.56
Treasury/Agency	2.35	2.51	9.25	0.57
Corporate	4.08	5.68	4.78	1.72
Other	2.38	1.46	20.07	3.71
Variable Rate	-	5.63	-	-
Total	3.13%	3.14%	10.07	5.84

FTE – fully taxable equivalent using an effective tax rate of 26.135%
Data presented on this slide is as of March 31, 2024, unless otherwise noted
1 Effective yield of securities portfolio at 3/31/24, excluding AOCI impact of HTM transfers made during Q2 22
2 Bond ratings reflect highest rating by Moody's Investors Service, Inc., Standard & Poor's or Fitch Ratings.
3 Projections over the next 12 months

13

Liquidity: Significant sources of liquidity and reduced reliance on borrowed funds

Cash and Cash Equivalents + Variable Rate Securities

$ in millions



$3,132
$2,321
$1,910
$1,824
$1,572
$1,578
$1,406
$1,301
$1,245
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
Cash & Cash Equivalents
Variable Rate Securities

Borrowed Funds as a Percent of Total Liabilities

Period End Balances



6.9%
6.2%
5.9%
5.0%
6.2%
12.7%
12.6%
10.0%
10.4%
8.9%
5.7%
5.9%
5.4%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
1Q24

Loan to Deposit Ratio



Peer Median1
69.4%
73.7%
79.2%
83.0%
83.7%
84.4%
85.2%
85.0
62.0%
68.6%
70.5%
71.6%
73.7%
74.9%
75.4%
75.7%
76.1%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

Additional Liquidity Sources

$ in millions

FHLB borrowing availability	$ 5,326
Unpledged securities	4,122
Fed Funds lines and Fed Discount Window	2,009
Total at 3.31.24	**$11,457**
Uninsured, non-collateralized deposits[2]	**$4,643**
Coverage ratio	**2.5x**

1 Source: S&P Global Market Intelligence. Represents peer median loan to deposit ratio. Peer group includes ABCB, AUB, OZK, BOKF, CADE, CBSH, FBK, HWC, HTLF, HOMB, IBTX, ONB, PNFP, PB, RNST, SSB, SNV, TRMK, UMBF, UCBI

2 Uninsured, non-collateralized deposits represent uninsured deposits of Simmons Bank, less the uninsured portion of collateralized deposits, and deposit balances of SFNC subsidiaries. See appendix for Non-GAAP reconciliation

14

Interest Rate Sensitivity

Loan Portfolio – Repricing and Maturity

At March 31, 2024
In millions

	Repricing Term						Rate Structure	
	3 mo or less	3-12 mo	1-3 years	3-5 years	Over 5 years	Total	Variable	Fixed
RE - Construction	1,551.9	258.0	1,132.1	343.4	46.3	3,331.7	2,302.3	1,029.4
RE - Commercial	1,359.9	617.4	2,664.8	1,798.5	1,067.5	7,508.1	2,475.7	5,032.4
RE - Single-Family	347.8	183.7	519.1	541.0	1,033.1	2,624.7	1,281.4	1,343.3
Commercial	953.7	228.1	565.5	601.7	150.2	2,499.2	1,403.4	1,095.8
Consumer	217.8	11.0	48.2	19.6	10.7	307.3	211.4	95.9
Other[1]	303.0	61.8	71.0	56.4	238.4	730.7	331.8	398.8
Total	4,734.1	1,360.1	5,000.7	3,360.7	2,546.2	17,001.7	8,006.0	8,995.6
Weighted average rate[2]	*8.12%*	*6.35%*	*5.41%*	*5.84%*	*4.96%*	*6.21%*	*7.55%*	*5.07%*

Balance Sheet Interest Rate Sensitivity

Over the next 12 months (estimated)

Immediate change in interest rates

Estimated NII sensitivity given immediate, parallel shift in interest rates across the yield curve with a static balance sheet



1.72%
1.19%
0.66%
D75 bps
D50 bps
D25 bps

Gradual change in interest rates

Estimated NII sensitivity given gradual, parallel shift in interest rates across the yield curve with a static balance sheet



0.15%
0.11%
0.17%
D75 bps
D50 bps
D25 bps

* Assumptions used in balance sheet interest rate sensitivity estimates under a gradual decrease in interest rates include the following rate cuts at the FOMC meetings:

Down 25 bps – 25 bp decrease in September 2024
Down 50 bps – 25 bp decrease in September 2024 and December 30, 2024
Down 75 bps – 25 bp decrease in September 2024, December 2024 and March 2025

CD Maturities (over the next 12 months)

$ in millions



Weighted Average Rates
4.53%
5.28%
4.42%
5.14%
4.34%
5.15%
3.82%
5.00%
$1,868.4
$1,028.1
$1,199.7
$828.0
$552.3
$27.4
$375.6
$331.0
2Q24
3Q24
4Q24
1Q25
Other CDs
Brokered CDs

Additional Interest Rate Sensitivity Factors

- **~$130 million** of projected securities principal maturities per quarter[3]
- **~$1.9 billion** of projected cash flows from fixed rate loans at a **weighted average rate of 5.61%**[3]
- **~$850 million** of FHLB advances maturing at a **weighted average rate of 5.41%**[3]
- **~26% of interest bearing deposits** are tied to index rates, principally Fed Funds target rate

Totals may not add due to rounding
1 Other includes agriculture, mortgage warehouse and other loans
2 Weighted average rates do not include mortgage warehouse and credit card portfolios
3 Projections over the next 12 months

15

Capital: Maintained strong capital position while growing tangible book value per share Tier 1 Leverage Ratio1 CET 1 Capital Ratio1 Tier 1 Risk-Based Capital Ratio1 Total Risk-Based Capital Ratio1 9.24% 9.39% 9.44% 12.11% 12.11% 11.95% 14.47% 14.43% 11.87% 11.95% 11.87% 14.39% 1Q23 4Q23 1Q24 1Q23 4Q23 1Q24 1Q23 4Q23 1Q24 1Q23 4Q23 1Q24 WELL CAPITALIZED WELL CAPITALIZED WELL CAPITALIZED WELL CAPITALIZED 5.0% 6.5% 8.0% 10.0% Book Value Per Common Share1 Tangible Book Value Per Common Share 1,2 Capital Ratios (at 3/31/24) 4% +8% CET 1 Capital Ratio CET 1 Capital Ratio, Including AOCI2 $27.37 $27.42 $26.24 $14.88 $15.92 $16.02 11.95% 9.99% Equity to Assets Tangible Common Equity Ratio2 12.56% 7.75% Cash Dividend and Share Repurchase Program3 1Q23 4Q23 1Q24 1Q23 4Q23 1Q24 No shares were repurchased during the first quarter of 2024 $175M remaining authorization under January 2024 program 1 1Q24 data as of March 31, 2024, 4Q23 data as of December 31, 2023, and 1Q23 data as of March 31, 2023 2 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliation 3 Market conditions and our capital needs (among other things) will drive decisions regarding additional, future stock repurchases 16

Loan Portfolio Simmons First National Corporation

Loans: Risk profile reflects well-diversified, granular portfolio and conservative culture

Loan Portfolio Waterfall
$ in millions



$16,846
$1,977
$(1,821)
$17,002
Funded loans /advances
Paydowns/ payoffs
Total loans at 12/31/23
Total loans at 3/31/24

Linked Quarter Loan Growth
$ in millions



Total Loans
$156
RE - Commercial
$(44)
RE - Construction
$188
Commercial
$9
RE – Single Family
$(17)
Consumer & Other
$(7)
Agricultural
$(6)
Mortgage Warehouse
$33

Unfunded Commitments
$ in millions



$4,725
$4,443
$4,049
$3,880
$3,875
87% variable rate
• 68% tied to Prime
• 32% tied to SOFR
1Q23
2Q23
3Q23
4Q23
1Q24
RE - Construction
Commercial
RE - Single Family
RE - Commercial
Agriculture
Consumer/Other

Highlights

- Well-diversified, granular portfolio with no significant industry or geographic concentrations
- Highly focused on maintaining conservative underwriting standards and structure guidelines while emphasizing prudent pricing discipline
- Very limited exposure to Shared National Credits (SNCS)
  - SNCs totaled ~1% of total loans
  - Additional banking relationships with all borrowers
- No exposure to leveraged lending or rent controlled properties

18

Loans: Pipelines represent opportunities that meet pricing and disciplined credit appetite Commercial Loan Pipeline by Category $ in millions Opportunity Proposal Ready to Close $1,549 $1,122 $1,048 $1,013 $552 $948 $270 $877 $381 $689 $542 $416 $460 $504 $147 $274 $433 $252 $189 $167 $200 $343 $485 $244 $455 $392 $292 $248 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Rate Ready to 5.84% 6.85% 7.32% 7.94% 8.43% 8.44% 8.38% Close1 Mortgage Loan Volume $ in millions Mortgage Closed Loan Volume Mortgage Pipeline Volume $36 $32 $21 $36 $24 $183 $29 $152 $17 $127 $106 $101 $69 $78 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Highlights Continued focus on maintaining prudent underwriting standards and pricing discipline Capitalized on opportunities that met disciplined credit appetite and strict pricing standards Commercial loan pipeline increased for the third consecutive quarter Mortgage loan originations in 1Q24 82% purchase 18% refinance 1 Rate ready to close represents the weighted average rate on commercial loans that are ready to close and does not include fees, including FAS 91 fees, associated with those commercial loans 19

Loans: Conservative LTVs underpin prudent underwriting standards in key sectors

Loan Portfolio – Geographic diversification
By State


$16.6B[1]
33%
18%
15%
10%
5%
2%
17%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Top 10 MSAs	% of Total Loans[1]	% of Total Commitments[1]
Dallas-Plano-Irving	10.3%	10.1%
Houston-Sugarland-Baytown	8.9%	8.8%
Memphis	6.0%	5.1%
Little Rock-North Little Rock-Conway	5.6%	5.8%
Nashville-Davidson-Murfreesboro	5.1%	5.6%
Fort Worth-Arlington	4.6%	4.7%
St. Louis	3.2%	3.0%
Fayetteville-Springdale-Rogers	3.2%	3.0%
Oklahoma City	2.3%	2.1%
Jonesboro, AR	2.0%	2.1%

Office (non-owner occupied permanent)
By State


$0.8B
47%
15%
13%
11%
2%
2%
10%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 3/31/24
NPL Ratio[2]	0.81%
Past Due 30+ Days	0.00%
Average Loan Size	$2.2M
Median Loan Size	$0.5M
Number of Loans <$1M	65%
Average LTV	48.4%
Weighted Average LTV	55.0%

Multifamily (permanent)
By State


$0.6B
34%
21%
14%
10%
11%
6%
4%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 3/31/24
NPL Ratio	0.00%
Past Due 30+ Days	0.00%
Average Loan Size	$2.0M
Median Loan Size	$0.5M
Number of Loans <$1M	69%
Average LTV	52.2%
Weighted Average LTV	61.9%

Retail (non-owner occupied permanent)
By State


$1.0B
44%
13%
11%
9%
6%
1%
16%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 3/31/24
NPL Ratio	0.32%
Past Due 30+ Days	0.00%
Average Loan Size	$1.8M
Median Loan Size	$0.9M
Number of Loans <$1M	53%
Average LTV	49.0%
Weighted Average LTV	57.0%

Data shown above as of March 31, 2024
1 Total loans and commitments excluding credit card portfolio and mortgage warehouse
2 Represents a single, non-owner occupied real estate loan for a call center whose business was negatively impacted by Covid

20

Loans: Construction and Land Development Construction and Land Development (CLD) By State 27% 43% 3% $3.3B 3% 3% 12% 9% Texas Arkansas Tennessee Missouri Oklahoma Kansas Other Top 6 MSAs % of Total % of Total Loans Commitments Houston-Sugarland-Baytown 15.2% 14.3% Dallas-Plano-Irving 13.3% 13.6% Nashville-Davidson-Murfreesboro 6.0% 7.5% Fort Worth-Arlington 4.5% 4.9% Memphis 4.4% 4.1% Fayetteville-Springdale-Rodgers 3.5% 3.2% Key Statistics At 3/31/24 NPL Ratio 0.08% Past Due 30+ Days 0.13% Average Loan Size $1.4M Median Loan Size $0.3M Number of Loans <$1M 83% Average LTV 55.6% Weighted Average LTV 56.5% CLD – Multifamily By State 25% Texas Arkansas 44% $0.9B Tennessee Oklahoma 10% Kansas 1% Other 14% 6% NPL Ratio 0.00% Past Due 30+ Days 0.00% Average Loan Size $10.8M Median Loan Size $6.7M Number of Loans <$1M 33% Average LTV 51.8% Weighted Average LTV 57.8% CLD - Industrial Warehouse (non-owner occupied) By State Texas 40% 24% Arkansas Tennessee $0.7B 1% Missouri 9% 3% Oklahoma 5% Florida 18% Other Key Statistics At 3/31/24 NPL Ratio 0.00% Past Due 30+ Days 0.00% Average Loan Size $16.0M Median Loan Size $8.7M Number of Loans <$1M 27% Average LTV 47.2% Weighted Average LTV 48.0% Data shown above as of March 31, 2024 21

Simmons First National Corporation Credit Quality

Credit Quality: Nonperforming and past due loans

Nonperforming Loans Evolution
$ in millions; FTE



$84
$9
$1
$(2)
$4
($1)
$12
$107
4Q23
RE - Commercial
RE - Construction
Commercial (ex run-off portfolio)
RE – Single Family
Consumer & Other
Run-Off Portfolio
1Q24

Highlights

- "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios. Run-off portfolio totaled ~$126 million at end of 1Q24
- Increase in NPLs during 1Q24 primarily due to:
  - $11M acquired, asset based lending loan
  - $6.6M acquired non-owner occupied real estate loan for a call center that was negatively impacted by Covid
- ~67% of gross additions to NPLs during the quarter related to certain recently acquired loans (loans acquired through merger since 2020)
- Past due 30-89 days at 19 bps, down 5 bps on a linked quarter basis

Nonperforming Loans / Total Loans[1]



Strategic decision to de-risk certain elements of the loan portfolio through planned exit of particular acquired non-relationship credits
0.81%
0.67%
0.65%
0.96%
0.57%
0.37%
0.50%
Annual
0.38%
0.43%
0.49%
0.50%
0.63%
Quarterly
2017
2018
2019
2020
2021
2022
2023
1Q23
2Q23
3Q23
4Q23
1Q24

Nonperforming Assets / Total Assets[1]



Annual
Quarterly
0.83%
0.64%
0.55%
0.64%
0.31%
0.23%
0.33%
0.26%
0.28%
0.32%
0.33%
0.41%
2017
2018
2019
2020
2021
2022
2023
1Q23
2Q23
3Q23
4Q23
1Q24

Past Due 30-89 days / Total Loans[1]



Annual
Quarterly
0.29%
0.19%
0.24%
0.21%
0.11%
0.18%
0.24%
0.15%
0.10%
0.11%
0.24%
0.19%
2017
2018
2019
2020
2021
2022
2023
1Q23
2Q23
3Q23
4Q23
1Q24

Source: S&P Global Market Intelligence 2017 – 2023; Company Reports
1 As of December 31, for each respective year shown above; quarterly data as of the end of the quarter for each respective period

23

Credit Quality: Net charge-offs Loan Loss Provision and Net Charge-Offs Net Charge-Offs to Average Loans2 $ in millions $20.2 Annual Quarterly 0.45% $11.6 0.31% 11 bps of NCO $10.9 $11.2 0.28% $10.2 0.24% ratio associated 0.21% $8.1 0.19% 0.11% with run-off 0.12% $4.5 million of 0.09% 0.04% portfolio and net charge-offs 0.03% certain recently $5.1 $4.5 0.13% from run-off acquired loans portfolio and 2017 2018 2019 2020 2021 2022 2023 1Q23 2Q23 3Q23 4Q23 1Q24 $1.3 $1.7 certain recently acquired loans 1Q23 2Q23 3Q23 4Q23 1Q24 Provision for credit losses on loans Net Charge-Offs Credit Card Portfolio Net Charge-Off Ratio2 2.88% 2.49% 2.15% 2.25% 2.19% Highlights 1.86% 1.61% 1.64% 1.60% 1.69% 1.40% 1.44% Provision for credit losses on loans exceeded net charge-offs by $2.1 million during 1Q24 Annual Quarterly NCO ratio of 19 bps in 1Q24; 11 bps associated with run-off portfolio and certain recently acquired loans 2017 2018 2019 2020 2021 2022 2023 1Q23 2Q23 3Q23 4Q23 1Q24 ACL to total loans ended 1Q24 at 1.34% Key Credit Metrics: Average FICO Scores 752 Balance Weighted Average FICO Score 744 Line Utilization 19% Source: S&P Global Market Intelligence 2017 – 2023 1 As of December 31, for each respective year shown above; quarterly data as of the end of the quarter for each respective period 24 2 Net charge-offs to average loans for the full-year for each respective year shown above; quarterly annualized data for each respective quarter 24

Credit Quality: Historical net charge-off performance vs industry Total Net Charge-Offs Construction & Development Loans—NCO 3.00% 5.50% 2.50% 4.50% 2.00% 3.50% 1.50% 2.50% 1.00% 1.50% 0.50% 0.50% 0.00% -0.50% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 SFNC FDIC Insured Banks SFNC FDIC Insured Banks Owner-Occupied CRE—NCO Nonowner-Occupied CRE—NCO Multifamily—NCO 1.50% Strategic decision to de-risk certain elements 2.00% 1.50% of the loan portfolio through planned exit of particular acquired non-relationship credits 1.50% 1.00% 1.00% 1.00% 0.50% 0.50% 0.50% 0.00% 0.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 0.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 -0.50% -0.50% -0.50% SFNC FDIC Insured Banks SFNC FDIC Insured Banks SFNC FDIC Insured Banks while navigating challenging economic environments and completing a strategic geographic expansion strategy NCO—net charge-offs to average loans Source: FDIC data; S&P Global Market Intelligence 25

ACL: Reflects current economic forecast and composition of loan portfolio

ACL / Loans (%) and ACL ($)[1]

$ in millions



$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.52%
1.85%
1.71%
1.22%
1.25%
1.25%
1.30%
1.34%
1.34%
$220
$238
$205
$197
$207
$210
$219
$225
$227
1/1/20 CECL Adoption
2020
2021
2022
1Q23
2Q23
3Q23
4Q23
1Q24

ACL METHODOLOGY AS OF 3/31/24:
- Moody's March 2024 scenarios with management's weighting: *Baseline (70%) / S1 (20%) / S3 (10%)*
- Total credit coverage / total commitments: **1.21%**

Reserve for Unfunded Commitments

$ in millions	As of 3/31/23	As of 6/30/23	As of 9/30/23	As of 12/31/23	As of 3/31/24
Unfunded Commitments	$4,725	$4,443	$4,049	$3,880	**$3,875**
Reserve for Unfunded Commitments	$41.9	$36.9	$25.6	$25.6	**$25.6**
Provision for Unfunded Commitments	-	$(5.0)	$(11.3)	-	**-**
Reserve / Unfunded Balance	0.89%	0.83%	0.63%	0.66%	**0.66%**

Allowance for Credit Losses on Loans and Loan Coverage

$ in millions	ACL	ACL / Loans
ACL as of 12/31/22	**$ 197.0**	**1.22%**
1Q23 Provision	10.9	
1Q23 Net Charge-Offs	(1.3)	
ACL as of 3/31/23	**$ 206.6**	**1.25%**
2Q23 Provision	5.1	
2Q23 Net Charge-Offs	(1.6)	
ACL as of 6/30/23	**$ 210.0**	**1.25%**
3Q23 Provision	20.2	
3Q23 Net Charge-Offs	(11.7)	
ACL as of 9/30/23	**$ 218.5**	**1.30%**
4Q23 Provision	11.2	
4Q23 Net Charge-Offs	(4.5)	
ACL as of 12/31/23	**$ 225.2**	**1.34%**
1Q24 Provision	10.2	
1Q24 Net Charge-Offs	(8.0)	
ACL as of 3/31/24	**$ 227.4**	**1.34%**

Note: Numbers may not add due to rounding ACL – Allowance for Credit Losses on Loans
1 As of December 31, for each respective year shown above; quarterly data as of the end of the quarter for each respective period

26

Breakout: Loan portfolio by category

	as of December 31, 2023		as of March 31, 2024							
$ in millions	Balance $	% of Total Loans	Balance $	% of Total Loans	Nonperforming $	Past Due 30+ Days $	Classified $	Unfunded Commitment $	ACL %	Unfunded Commitment Reserve
Total Loan Portfolio										
Credit Card	191	1%	183	1%	1	2	1	-	3.2%	-
Consumer – Other	128	1%	124	1%	-	1	-	28	2.3%	0.9%
Real Estate – Construction	3,144	18%	3,332	20%	3	4	8	1,824	1.4%	1.1%
Real Estate – Commercial	7,552	45%	7,508	44%	21	1	227	213	1.2%	0.4%
Real Estate - Single-family	2,642	16%	2,625	15%	31	19	38	319	1.7%	0.5%
Commercial	2,490	15%	2,499	15%	50	6	58	1,308	1.3%	0.1%
Mortgage Warehouse	167	1%	200	1%	-	-	-	-	0.2%	-
Agriculture	233	1%	227	1%	1	-	1	183	0.7%	0.2%
Other	299	2%	304	2%	-	-	-	-	0.9%	1.0%
Total Loan Portfolio	**16,846**	**100%**	**17,002**	**100%**	**107**	**33**	**333**	**3,875**	**1.34%**	**0.7%**
Loan Concentration (Holding Company Level):										
C&D	106%		111%							
CRE	275%		278%							
Select Loan Categories										
Retail	1,274	8%	1,264	7%	3	-	8	104	1.0%	0.9%
Nursing / Extended Care	294	2%	283	2%	-	-	101	1	6.2%	0.1%
Healthcare	586	3%	592	3%	4	1	7	118	1.1%	0.3%
Multifamily	1,409	8%	1,532	9%	-	-	13	729	1.1%	0.7%
Hotel	695	4%	678	4%	2	-	65	68	2.5%	1.4%
Restaurant	513	3%	519	3%	2	-	4	49	1.0%	0.3%
NOO Office	899	5%	892	5%	7	-	12	69	2.3%	3.4%
NOO Industrial Warehouse	1,610	10%	1,692	10%	-	-	1	332	0.3%	0.4%
Run-Off Portfolio[1]	139	1%	126	1%	22	1	23	12	5.0%	0.1%

1 "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios

27

Simmons First National Corporation Appendix

Non-GAAP Reconciliations 1Q 2Q 3Q 4Q 1Q $ in thousands, except per share data 2023 2023 2023 2023 2024 Calculation of Adjusted Earnings Net Income $ 45,589 $ 58,314 $ 47,247 $ 23,907 $ 38,871 Certain items Merger related costs 1,396 19 5 —Branch right sizing, net 979 95 547 3,846 236 Loss (gain) on sale of securities—391—20,218 -Early retirement program—3,609 1,557 1,032 219 FDIC special assessment —10,521 1,549 Tax effect ¹ (621) (1,074) (552) (9,309) (524) Certain items, net of tax 1,754 3,040 1,557 26,308 1,480 Adjusted earnings (non-GAAP) $ 47,343 $ 61,354 $ 48,804 $ 50,215 $ 40,351 Calculation of Earnings and Adjusted Earnings per Diluted Share Earnings available to common shareholders $ 45,589 $ 58,314 $ 47,247 $ 23,907 $ 38,871 Diluted earnings per share $ 0.36 $ 0.46 $ 0.37 $ 0.19 $ 0.31 Adjusted earnings available to common shareholders (non-GAAP) $ 47,343 $ 61,354 $ 48,804 $ 50,215 $ 40,351 Adjusted diluted earnings per share (non-GAAP) $ 0.37 $ 0.48 $ 0.39 $ 0.40 $ 0.32 (1) Effective tax rate of 26.135% 29

Non-GAAP Reconciliations

$ in thousands	1Q 2023	2Q 2023	3Q 2023	4Q 2023	1Q 2024
Calculation of Pre-Provision Net Revenue (PPNR)					
Net interest income	$ 177,835	$ 163,230	$ 153,433	$ 155,628	$ 151,906
Noninterest income	45,835	44,980	42,777	21,974	43,184
Less: Noninterest expense	143,228	139,696	131,998	148,139	139,879
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ 80,442	$ 68,514	$ 64,212	$ 29,463	$ 55,211
Calculation of Adjusted Pre-Provision Net Revenue					
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ 80,442	$ 68,514	$ 64,212	$ 29,463	$ 55,211
Plus: (Gain) loss on sale of securities	-	391	-	20,218	-
Plus: Merger related costs	1,396	19	5	-	-
Plus: Branch right sizing costs, net	979	95	547	3,846	236
Plus: FDIC special assessment	-	-	-	10,521	1,549
Plus: Early Retirement Program	-	3,609	1,557	1,032	219
Adjusted Pre-Provision Net Revenue (non-GAAP)	$ 82,817	$ 72,628	$ 66,321	$ 65,080	$ 57,215
Calculation of Book Value and Tangible Book Value per Share					
Total common stockholders' equity	$ 3,339,901	$ 3,356,326	$ 3,285,555	$ 3,426,488	$ 3,439,126
Intangible assets:					
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangible assets	(124,854)	(120,758)	(116,660)	(112,645)	(108,795)
Total intangible assets	(1,445,653)	(1,441,557)	(1,437,459)	(1,433,444)	(1,429,594)
Tangible common stockholders' equity (non-GAAP)	$ 1,894,248	$ 1,914,769	$ 1,848,096	$ 1,993,044	$ 2,009,532
Shares of common stock outstanding	127,282,192	126,224,707	125,133,281	125,184,119	125,419,618
Book value per common share	$ 26.24	$ 26.59	$ 26.26	$ 27.37	$ 27.42
Tangible book value per common share (non-GAAP)	$ 14.88	$ 15.17	$ 14.77	$ 15.92	$ 16.02

30

Non-GAAP Reconciliations

$ in thousands, except number of employees (FTE)	1Q 2023	2Q 2023	3Q 2023	4Q 2023	1Q 2024
Calculation of Total Revenue and Adjusted Total Revenue					
Net Interest Income (GAAP)	$ 177,835	$ 163,230	$ 153,433	$ 155,628	$ 151,906
Noninterest Income (GAAP)	45,835	44,980	42,777	21,974	43,184
Total Revenue (non-GAAP)	$ 223,670	$ 208,210	$ 196,210	$ 177,602	$ 195,090
Total Revenue (non-GAAP)	$ 223,670	$ 208,210	$ 196,210	$ 177,602	$ 195,090
Less: Gain (loss) on sales of securities	-	(391)	-	(20,218)	-
Adjusted Total Revenue (non-GAAP)	$ 223,670	$ 208,601	$ 196,210	$ 197,820	$ 195,090
Employees (FTE)	3,189	3,066	3,005	3,007	2,989
Total Revenue per Employee (FTE)	$ 70.14	$ 67.91	$ 65.29	$ 59.06	$ 65.27
Adjusted Total Revenue per Employee (FTE)	$ 70.14	$ 68.04	$ 65.29	$ 65.79	$ 65.27
Calculation of Adjusted Noninterest Income					
Noninterest Income (GAAP)	$ 45,835	$ 44,980	$ 42,777	$ 21,974	$ 43,184
Less: Gain (loss) on sale of securities	-	(391)	-	(20,218)	-
Less: Gain on insurance settlement	-	-	-	-	-
Adjusted Noninterest Income (non-GAAP)	$ 45,835	$ 45,371	$ 42,777	$ 42,192	$ 43,184
Calculation of Noninterest Income to Total Revenue					
Noninterest Income to Total Revenue	20.49%	21.60%	21.80%	12.37%	22.14%
Adjusted Noninterest Income to Adjusted Total Revenue (non-GAAP)	20.49%	21.75%	21.80%	21.33%	22.14%
Noninterest Income per Employee	$ 14.37	$ 14.67	$ 14.24	$ 7.31	$ 14.45
Adjusted Noninterest Income per Employee (FTE)	$ 14.37	$ 14.80	$ 14.24	$ 14.03	$ 14.45

FTE – Full time equivalent

31

Non-GAAP Reconciliations

$ in thousands	1Q 2023	2Q 2023	3Q 2023	4Q 2023	1Q 2024
Calculation of Adjusted Noninterest Expense					
Noninterest Expense (GAAP)	$ 143,228	$ 139,696	$ 131,998	$ 148,139	$ 139,879
Less: Merger related costs	1,396	19	5	-	-
Less: Branch right sizing expense	979	95	547	3,846	236
Less: Early retirement program	-	3,609	1,557	1,032	219
Less: FDIC special assessment	-	-	-	10,521	1,549
Adjusted Noninterest Expense (non-GAAP)	$ 140,853	$ 135,973	$ 129,889	$ 132,740	$ 137,875
Calculation of Noninterest Expense to Average Assets					
Average total assets	$ 27,488,732	$ 27,766,139	$ 27,594,611	$ 27,370,811	$ 27,259,399
Noninterest expense to average total assets	2.12%	2.02%	1.90%	2.15%	2.06%
Adjusted noninterest expense to average assets (non-GAAP)	2.08%	1.96%	1.87%	1.92%	2.03%
Calculation of Efficiency Ratio and Adjusted Efficiency Ratio					
Noninterest Expense (efficiency ratio numerator)	$ 143,228	$ 139,696	$ 131,998	$ 148,139	$ 139,879
Total Revenue	$ 223,670	$ 208,210	$ 196,210	$ 177,602	$ 195,090
Fully taxable equivalent adjustment	6,311	6,106	6,515	6,511	6,422
Efficiency ratio denominator	$ 229,981	$ 214,316	$ 202,725	$ 184,113	$ 201,512
Efficiency ratio (based on GAAP figures)	62.28%	65.18%	65.11%	80.46%	69.41%
Adjusted Noninterest Expense (non-GAAP)	$ 140,853	$ 135,973	$ 129,889	$ 132,740	$ 137,875
Less: Other real estate and foreclosure expense	186	289	228	189	179
Less: Amortization of intangible assets	4,096	4,098	4,097	4,015	3,850
Adjusted efficiency ratio numerator (non-GAAP)	$ 136,571	$ 131,586	$ 125,564	$ 128,536	$ 133,846
Adjusted Total Revenue (non-GAAP) (reconciliation shown on page 31)	$ 223,670	$ 208,601	$ 196,210	$ 197,820	$ 195,090
Fully taxable equivalent adjustment	6,311	6,106	6,515	6,511	6,422
Adjusted efficiency ratio denominator non-GAAP)	$ 229,981	$ 214,707	$ 202,725	$ 204,331	$ 201,512
Adjusted Efficiency Ratio (non-GAAP)	59.38%	61.29%	61.94%	62.91%	66.42%

FTE – Full time equivalent
Fully taxable equivalent adjustment using an effective tax rate of 26.135%

32

Non-GAAP Reconciliations

$ in thousands	1Q 2023	Q4 2023	1Q 2024
Calculation of Adjusted Salaries and Employee Benefits			
Salaries and employee benefits (GAAP)	$ 77,038	$ 66,982	$ 72,653
Less: Early retirement program	-	1,032	219
Less: Other	-	(2)	-
Total Adjusted Salaries and Employee Benefits (non-GAAP)	$ 77,038	$ 65,952	$ 72,434
Calculation of Adjusted Deposit Insurance			
Deposit insurance (GAAP)	$ 4,893	$ 15,220	$ 7,135
Less: FDIC special assessment	-	10,521	1,549
Total Adjusted Deposit Insurance (non-GAAP)	$ 4,893	$ 4,699	$ 5,586
Calculation of Adjusted Occupancy Expense, Net			
Occupancy expense, net (GAAP)	$ 11,578	$ 11,733	$ 12,258
Less: Branch right sizing expense	163	133	145
Total Adjusted Occupancy Expense (non-GAAP)	$ 11,415	$ 11,600	$ 12,113
Calculation of Adjusted Other Noninterest Expense			
Other noninterest expense (GAAP)	$ 43,086	$ 48,570	$ 42,513
Less: Branch right sizing expense	816	3,708	83
Total Adjusted Other Noninterest Expense (non-GAAP)	$ 42,270	$ 44,862	$ 42,430
Calculation of Adjusted Provision for Income Taxes			
Provision for income taxes (GAAP)	$ 10,637	$ (4,473)	$ 6,134
Less: Tax effect of certain items (non-GAAP) (reconciliation shown on page 29)	(621)	(9,309)	(524)
Adjusted provision for income taxes (non-GAAP)	$ 11,258	$ 4,836	$ 6,658

Fully taxable equivalent adjustment using an effective tax rate of 26.135%

33

Non-GAAP Reconciliations

$ in thousands	1Q 2023	4Q 2023	1Q 2024
Calculation of Tangible Common Equity (TCE)			
Total common stockholders' equity	$ 3,339,901	$ 3,426,488	$ 3,439,126
Total assets	$ 27,583,446	$ 27,345,674	$ 27,372,175
Less: Intangible assets	(1,445,653)	(1,433,444)	(1,429,594)
Total tangible assets	$ 26,137,793	$ 25,912,230	$ 25,942,581
Common equity to total assets	12.11%	12.53%	12.56%
Tangible common equity to tangible common assets (non-GAAP)	7.25%	7.69%	7.75%
Calculation of CET 1 Capital Ratio, Including the Impact of AOCI			
Total stockholders' equity	$ 3,339,901	$ 3,426,488	$ 3,439,126
CECL transition provision	61,746	61,746	30,873
Disallowed allowed intangible assets, net of deferred tax	(1,410,141)	(1,398,810)	(1,394,672)
Unrealized loss (gain) on available for sale securities (AOCI)	470,681	404,375	408,016
Total tier 1 capital (CET 1)	$ 2,462,187	$ 2,493,799	$ 2,483,343
Total tier 1 capital (CET 1)	$ 2,462,187	$ 2,493,799	$ 2,483,343
Less: Unrealized loss (gain) on available for sale securities (AOCI)	470,681	404,375	408,016
Total tier 1 capital, including AOCI (non-GAAP)	$ 1,991,506	$ 2,089,424	$ 2,075,327
Risk weighted assets	$ 20,748,605	$ 20,599,238	$ 20,782,094
CET 1 capital ratio	11.87%	12.11%	11.95%
CET 1 capital ratio, including AOCI	9.60%	10.14%	9.99%

FTE - Fully taxable equivalent adjustment using an effective tax rate of 26.135%

34

Non-GAAP Reconciliations

$ in thousands	1Q 2023	4Q 2023	1Q 2024
Calculation of Uninsured, Non-Collateralized Deposit Coverage Ratio			
Uninsured deposits at Simmons Bank	$ 8,978,581	$ 8,328,444	$ 8,413,514
Less: Collateralized deposits (excluding portion that is FDIC insured)	3,081,829	2,846,716	2,995,241
Less: Intercompany eliminations	628,592	728,480	775,461
Total uninsured, non-collateralized deposits	$ 5,268,160	$ 4,753,248	$ 4,642,812
FHLB borrowing availability	$ 5,574,000	$ 5,401,000	$ 5,326,000
Unpledged securities	3,000,000	3,817,000	4,122,000
Fed funds lines, Fed discount window and Bank Term Funding Program[1]	2,206,000	1,998,000	2,009,000
Additional liquidity sources	$ 10,780,000	$ 11,216,000	$ 11,457,000
Uninsured, non-collateralized deposit coverage ratio	2.0x	2.4x	2.5x
Calculation of Net Charge-Off Ratio			
Net charge-offs			$ 8,070
Less: Net charge-offs from run-off portfolio and acquired recently acquired loans			4,500
Net charge offs excluding run-off portfolio and recently acquired loans			$ 3,570
Average total loans			$ 16,900,496
Net charge-offs as a percentage of average total loans (annualized) (NCO ratio)			0.19%
NCO ratio excluding NCOs associated with run-off portfolios and recently acquired loans (annualized)			0.08%

FTE - Fully taxable equivalent adjustment using an effective tax rate of 26.135%

1 The Bank Term Funding Program closed for new loans on March 11, 2024. At no time did Simmons borrow funds under this program.

35

Simmons First National Corporation Nasdaq: SFNC 1st Quarter 2024 Earnings Presentation Contents 3 Company Profile 4 1Q24 Financial Highlights 11 Deposits, Securities, Liquidity, Interest Rate Sensitivity and Capital 17 Loan Portfolio 22 Credit Quality 28 Appendix